                                                                                             Exhibit 99.2

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                                           FIRST SUPPLEMENTAL INDENTURE

                                                 BB&T CORPORATION

                                                        to

                                          U.S. BANK NATIONAL ASSOCIATION

                                                    as Trustee

                                            Dated as of August 18, 2005

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                                                 TABLE OF CONTENTS

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ARTICLE 5
EXPENSES..........................................................................................................9
ARTICLE 6

                                           FIRST SUPPLEMENTAL INDENTURE

         THIS FIRST  SUPPLEMENTAL  INDENTURE,  dated as of August 18,  2005 (the "First  Supplemental  Indenture"),
between BB&T CORPORATION,  a North Carolina corporation (the "Corporation"),  and U.S. BANK NATIONAL ASSOCIATION, a
national banking  association,  as trustee (the  "Trustee"),  under the Junior  Subordinated  Indenture dated as of
August 18, 2005 between the Corporation and the Trustee (the "Indenture").

         WHEREAS,  the  Corporation  desires  to  establish,  under  the  terms of the  Indenture,  a series of its securities  to be known as its 5.85%  Junior  Subordinated  Debentures  due 2035 (the  "Debentures"),  the form and substance of such  Debentures and the terms,  provisions and conditions  thereof to be set forth as provided in the
Indenture and this First Supplemental Indenture; and

         WHEREAS,  under the terms of an  Underwriting  Agreement  dated as of August 11,  2005 (the  "Underwriting
Agreement")  among the  Corporation,  BB&T Capital  Trust I (the "Trust") and the  Underwriters  named therein (the
"Underwriters"),  the Trust has agreed to sell to the Underwriters $500,000,000 aggregate liquidation amount of its
5.85% Capital Securities (the "Capital Securities"); and

         WHEREAS,  under the terms of Section 2.5 of the Trust Agreement (as defined  herein),  the Corporation has committed  to  purchase  all of the  common  securities  of the  Trust  (the  "Common  Securities"),  which  Common
Securities shall represent at least 3% of the total capital of the Trust; and

         WHEREAS,  the Trust  proposes  to invest the gross  proceeds  from such  offering  of Capital  Securities, together  with the  gross  proceeds  from the  issuance  and sale by the  Trust of the  Common  Securities,  in the
Debentures,  as a result of which the Trust will purchase initially  $515,464,000 aggregate principal amount of the
Debentures; and

         WHEREAS,  the  Corporation  has  requested  that the Trustee  execute and deliver this First  Supplemental
Indenture; and

         WHEREAS,  all  requirements  necessary to make this First  Supplemental  Indenture a valid  instrument  in accordance  with its terms and to make the  Debentures,  when executed by the  Corporation  and  authenticated  and delivered by the Trustee,  the valid  obligations of the  Corporation,  have been performed,  and the execution and delivery of this First Supplemental Indenture have been duly authorized in all respects.

         NOW THEREFORE,  in  consideration of the purchase and acceptance of the Debentures by the Holders thereof, and for the purpose of setting forth,  as provided in the  Indenture,  the form and substance of the Debentures and the terms, provisions and conditions thereof, the Corporation covenants and agrees with the Trustee as follows:

                                                     ARTICLE 1
                                                    DEFINITIONS

SECTION 1.1       Definition of Terms

         Unless the context otherwise requires:

(a)      a term defined in the Indenture has the same meaning when used in this First Supplemental Indenture unless otherwise provided herein;

(b)      a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c)      the singular includes the plural and vice versa;

(d)      a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture unless otherwise provided herein;

(e)      headings are for convenience of reference only and do not affect interpretation;

(f)      the following terms have the meanings given to them in the Trust Agreement:  (i) Business Day; (ii)
Clearing Agency; (iii) Capital Security Certificate; (iv) Property Trustee; and (v) Administrative Trustees;

(g)      the following terms have the meanings given to them in this Section 1.1:

         "Calculation Agent" means any entity or any successor entity that is a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer") appointed by the Corporation; provided, however, that if the foregoing shall cease to be a Primary Treasury Dealer, the Corporation shall substitute therefor another Primary Treasury Dealer.

         "Comparable Treasury Issue" means with respect to any redemption date, the U.S. Treasury security selected by the Calculation Agent as having a maturity comparable to the time period from the redemption date to
August 18, 2035 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to this time period.

         "Comparable Treasury Price" means (a) the average of five Reference Treasury Dealer Quotations for the applicable redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         "Coupon Rate" shall have the meaning set forth in Section 2.5.

         "Dissolution Election" means the election, at any time, by the Holders of the Common Securities given in writing to the Property Trustee, to dissolve the Trust and to distribute the Debentures to holders of the Capital
Securities in exchange for the Capital Securities (which election is optional and wholly within the discretion of the Holders of the Common Securities, subject to the prior approval of the Federal Reserve, if required).

         "Extension Period" shall have the meaning set forth in Section 4.1.

         "Holder" means any person in whose name the Debentures are registered in the Securities Register.

         "Interest Payment Date" shall have the meaning set forth in Section 2.5.

         "Maturity Date" means the date on which the Debentures mature and on which the principal shall be due and payable together with all accrued and unpaid interest thereon, including Additional Interest, if any.

         "Non-Book-Entry Capital Securities" shall have the meaning set forth in Section 2.4(a)(ii).

         "Optional Prepayment Price" shall mean with respect to the Debentures, a prepayment price equal to the greater of (a) 100% of the principal amount of the Debentures to be prepaid, or (b) as determined by the
Calculation Agent, the present value of scheduled payments of principal and interest from the date of prepayment to August 18, 2035, on the Debentures being prepaid, discounted to the date of prepayment on a semi-annual basis
(assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Rate plus a spread of 0.25% and, in the case of (a) or (b), any accrued and unpaid interest thereon up (including Additional
Interest, if any) to but excluding the date of such prepayment.

         "Reference Treasury Dealer" means (1) the Calculation Agent and (2) any other Primary Treasury Dealer selected by the Property Trustee after consultation with the Corporation.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Calculation Agent, of the bid and asked prices for the
Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Calculation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

         "Special Event" means a Tax Event, Capital Treatment Event or an Investment Company Event.

         "Special Event Prepayment" means a prepayment of the Debentures, in whole but not in part, pursuant to the occurrence of a Special Event.

         "Special Event Prepayment Price" shall mean with respect to the Debentures, a prepayment price equal to
100% of the principal amount thereof, together with accrued interest, including any Additional Interest, to but excluding the date of such Special Event Prepayment.

         "Treasury Rate" means (1) the yield, under the heading which represents the average for the week immediately prior to the date of calculation, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve and which establishes the yield on actively traded U.S. Treasury securities adjusted to constant maturity under the caption
"Treasury Constant Maturities," for the maturity corresponding to the time period from the redemption date to
August 18, 2035, or if no maturity is within three months before or after this time period, yields for the two published maturities most closely corresponding to this time period will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight-line basis, rounding to the nearest month, or (2)
if the release or any successor release is not published during the week preceding the calculation date or does not contain such yields, the annual rate equal to the semi-annual equivalent yield to maturity of the Comparable
Treasury Issue, calculated using a price for the Comparable Treasury Issue, expressed as a percentage of its principal amount, equal to the Comparable Treasury Price for the redemption date.

         "Trust Agreement" means the Amended and Restated Trust Agreement of BB&T Capital Trust I, a Delaware
statutory trust, dated as of August 18, 2005.

ARTICLE 2
                                  GENERAL TERMS AND CONDITIONS OF THE DEBENTURES

SECTION 2.1       Designation and Principal Amount.

         There is hereby authorized and established under the terms of the Indenture a series of the
Corporation's securities designated the "5.85% Junior Subordinated Debentures due 2035" limited in aggregate principal amount to no more than $515,464,000, which amount shall be as set forth in one or more written orders of the Corporation for the authentication and delivery of the Debentures pursuant to Section 3.3 of the Indenture.

SECTION 2.2       Maturity.

         The Maturity Date for the Debentures is August 18, 2035.

SECTION 2.3       Form and Payment.

         Except as provided in Section 2.4, the Debentures shall be issued in fully registered certificated form without interest coupons.  The transfer of  Debentures issued in certificated form will be registrable and such
Debentures will be exchangeable for other junior subordinated debentures of the same issue and series of any authorized denomination, of a like principal amount, of the same original issue date and stated maturity and bearing the same interest rate at the Corporate Trust Office of the Trustee.  Principal and interest on such
Debentures will be payable at the Corporate Trust Office of the Trustee or at the office of any Paying Agent designated by the Corporation from time to time; provided, however, that payment of interest may be made at the option of the Corporation by check mailed to the Holder at such address or by transfer to an account maintained by the Holder, as specified in the Securities Register.

SECTION 2.4       Global Form.

(a)      In connection with a Dissolution Election,

(i)      the Debentures in certificated form shall be presented to the Trustee by the Property Trustee to be exchanged for one or more fully registered securities representing the aggregate principal amount of all then outstanding Debentures as a Global Security to be registered in the name of the Depositary, or its nominee and delivered by the Trustee to the Depositary for crediting to the accounts of its participants pursuant to the instructions of the Administrative Trustees.  Upon any such presentation, the
         Corporation shall execute a Global Security in such aggregate principal amount and deliver the same to the Trustee for authentication and delivery in accordance with the Indenture and this First Supplemental
         Indenture.  Payments on the Debentures issued as a Global Security will be made to the Depositary; and

(ii)     if any Capital Securities are held in certificated form and not in book-entry form, the Debentures in certificated form may be presented to the Trustee by the Property Trustee and any Capital Security
         Certificate which represents Capital Securities other than Capital Securities held by the Clearing
         Agency or its nominee ("Non-Book-Entry Capital Securities") will be deemed to represent beneficial interests in Debentures presented to the Trustee by the Property Trustee having an aggregate principal amount equal to the aggregate liquidation amount of the Non-Book-Entry Capital Securities until such
         Capital Security Certificates are presented to the Securities Registrar for transfer or reissuance, at which time such Capital Security Certificates will be canceled and a Debenture, registered in the name of the holder of the Capital Security Certificate or the transferee of the holder of such Capital
         Security Certificate, as the case may be, with an aggregate principal amount equal to the aggregate liquidation amount of the Capital Security Certificate canceled, will be executed by the Corporation and delivered to the Trustee for authentication and delivery in accordance with the Indenture and this First
         Supplemental Indenture.  On issue of such Debentures, Debentures with an equivalent aggregate principal amount that were presented by the Property Trustee to the Trustee will be deemed to have been canceled.

(b)      A Global Security may be transferred, in whole but not in part, only to another nominee of the
Depositary, or to a successor Depositary selected or approved by the Corporation or to a nominee of such successor Depositary.
(c)      If at any time the Depositary notifies the Corporation that it is unwilling or unable to continue as
Depositary or if at any time the Depositary shall no longer be registered or in good standing under the Exchange
Act or other applicable statute or regulation, and a successor Depositary for such series is not appointed by the
Corporation within 90 days after the Corporation receives such notice or becomes aware of such condition, as the case may be, the Corporation will execute, and, subject to Article III of the Indenture, the Trustee, upon written notice from the Corporation, will authenticate and make available for delivery the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.  In addition, the
Corporation may at any time determine that the Debentures shall no longer be represented by a Global Security.
In such event the Corporation will execute, and subject to Article III of the Indenture, the Trustee will authenticate and deliver the Debentures in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security.  Upon the exchange of the Global Security for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Security shall be canceled by the
Trustee.  Such Debentures in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee.  The Trustee shall deliver such
Debentures to the Depositary for delivery to the Persons in whose names such Securities are so registered.

SECTION 2.5       Interest.

(a)      Each Debenture will bear interest at the rate of 5.85% per annum (the "Coupon Rate") from August 18,
2005 until the principal thereof becomes due and payable, on any principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest, compounded semi-annually, payable (subject to the provisions of Article 4) semi-annually in arrears on February 18 and
August 18 of each year (each, an "Interest Payment Date"), commencing on February 18, 2005, to the Person in whose name such Debenture or any predecessor Debenture is registered at the close of business on the Regular
Record Date for such interest installment.

(b)      The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve
30-day months.  Except as provided in the following sentence, the amount of interest payable for any period less than a full interest period will be computed on the basis of the actual number of days elapsed in a partial month in such period. In the event that any date on which interest is payable on the Debentures is not a Business Day, then payment of interest payable on such date need not be made on such date, but may be made on the next succeeding day which is a Business Day (and no interest shall accrue in respect of the amounts whose payment is so delayed for the period from and after such date the amount was payable until such next succeeding Business
Day), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

(c)      So long as no Event of Default has occurred and is continuing and the Trust is the Holder of the
Debentures, if a Tax Event has occurred and is continuing in respect of the Trust, then the Corporation shall pay to the Trust (and its permitted successors or assigns under the Trust Agreement) for so long as the Trust (or its permitted successor or assignee) is the registered holder of the Debentures, Additional Sums pursuant to Section
10.6 of the Indenture.

ARTICLE 3

                                           PREPAYMENT OF THE DEBENTURES

SECTION 3.1       Special Event Prepayment.

         Subject to Article XI of the Indenture and any required approval of the Federal Reserve, upon the occurrence and during the continuation of a Special Event in respect of the Trust, the Corporation may, at its option, at any time within 90 days of the occurrence and during the continuation of such Special Event, prepay the Debentures, in whole but not in part, at the Special Event Prepayment Price.

SECTION 3.2       Optional Prepayment by Corporation.

         Subject to the provisions of Article XI of the Indenture, the Corporation shall have the right to prepay the Debentures, in whole or in part, at any time and from time to time, at a prepayment price equal to the
Optional Prepayment Price.

         If the Debentures are only partially prepaid pursuant to this Section 3.2, the particular Debentures to be prepaid shall be selected not more than 60 days prior to the Prepayment Date by the Trustee by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for prepayment of a portion of the principal amount of any Debenture, provided that the portion of the principal amount that has not been prepaid in respect of any Debenture that shall be in the amount of $1,000 or any integral multiples thereof.

         Notice of prepayment under this Section 3.2 shall be given in accordance with Section 11.4 of the
Indenture.

SECTION 3.3       Deposit of Special Event Prepayment Price or Optional Repayment Price.

         Prior to 10:00 a.m., New York City time, on the prepayment date specified in the notice of prepayment given as provided in Section 11.4 of the Indenture, the Corporation will deposit with the Trustee or with one or more Paying Agents (or if the Corporation is acting as its own Paying Agent, the Corporation will segregate and hold in trust as provided in Section 10.3 of the Indenture) an amount of money sufficient to pay the Special
Event Prepayment Price or Optional Prepayment Price, as applicable, of, and any accrued interest (including any
Additional Interest) on, all the Debentures (or portions thereof) that are to be prepaid on that date.

SECTION 3.4       No Sinking Fund.

         The Debentures are not entitled to the benefit of any sinking fund.

ARTICLE 4

                                       EXTENSION OF INTEREST PAYMENT PERIOD

SECTION 4.1       Extension of Interest Payment Period.

         So long as no Acceleration Event of Default has occurred and is continuing, the Corporation shall have the right, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period of such Debentures for a period not exceeding 10 consecutive semi-annual periods (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided the Corporation shall have the right to make partial payments of interest on any Interest Payment Date and provided, further, that no Extension Period may extend beyond the Maturity of the principal of the Debentures or the Redemption Date applicable to the Debentures, and no such Extension Period (except with respect to a
Redemption Date) may end on a date other than an Interest Payment Date.  At the end of the Extension Period, the
Corporation shall pay all interest accrued and unpaid on the Debentures (including any Additional Interest, if any) that shall be payable to the Holders of the Debentures.

         Prior to the termination of any Extension Period, the Corporation may further defer the payment of interest, provided that no Acceleration Event of Default has occurred and is continuing and provided, further, that no Extension Period shall exceed 10 consecutive semi-annual interest payment periods, extend beyond the
Stated Maturity of the principal of the Debentures or Redemption Date applicable to the Debentures, or (except with respect to a Redemption Date) end on a date other than an Interest Payment Date.  Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension Period, subject to the above conditions.  No interest or Additional Interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such
Extension Period shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the Coupon Rate, compounded semi-annually and calculated as set forth in Section 2.5, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment.

SECTION 4.2       Notice of Extension.

(a)      The Corporation shall give the Holders of the Debentures and the Trustee notice of its election to begin any such Extension Period at least one Business Day and in no case more than 15 Business Days prior to the next succeeding Interest Payment Date on which interest on the Debentures would be payable but for such deferral.

(b)      The semi-annual period in which any notice is given pursuant to paragraph (a) of this Section 4.2 shall be counted as one of the 10 semi-annual periods permitted in computing the maximum length of an Extension Period permitted under Section 4.1.

SECTION 4.3        Limitation of Transactions.

         If the Corporation shall exercise its right to defer payment of interest as provided in Section 4.1 and such Extension Period is continuing, the Corporation shall not (a) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any Debt of the Corporation that ranks pari passu in all respects with or junior in interest to the Debentures, or (b) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Corporation's capital stock (other than (1) repurchases, redemptions or other acquisitions of shares of capital stock of the
Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the
Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (2) as a result of an exchange or conversion of any class or series of the Corporation's capital stock (or any capital stock of a Subsidiary of the
Corporation) for any class or series of the Corporation's capital stock or of any class or series of the
Corporation's indebtedness for any class or series of the Corporation's capital stock, (3) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (4) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (5) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).

ARTICLE 5
                                                     EXPENSES

         In connection with the offering, sale and issuance of the Debentures to the Trust and in connection with the sale of the Trust Securities by the Trust, the Corporation shall pay certain amounts to the Trust pursuant to the Indenture and the Trust Agreement.

ARTICLE 6
                                                 FORM OF DEBENTURE

         The Debentures and the Trustee's Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth on Exhibit A hereto (the "Debenture").

ARTICLE 7

                                           ORIGINAL ISSUE OF DEBENTURES

         Debentures in the aggregate principal amount of $515,464,000 may, upon execution of this First
Supplemental Indenture, be executed by the Corporation and delivered to the Trustee for authentication in accordance with Section 3.3. of the Indenture.

ARTICLE 8
                                                   MISCELLANEOUS

SECTION 8.1       Ratification of Indenture.

         The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 8.2       Trustee Not Responsible for Recitals.

         The recitals herein contained are made by the Corporation and not by the Trustee, and the Trustee
assumes no responsibility for the correctness thereof.  The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

SECTION 8.3       Governing Law.

         This First Supplemental Indenture and each Debenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

SECTION 8.4       Severability.

         In case any one or more of the provisions contained in this First Supplemental Indenture or in the
Debentures shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Debentures, but this First Supplemental Indenture and the Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 8.5       Counterparts.

         This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed by their authorized respective officers as of the day and year first above written.

                                                     BB&T Corporation

                                                     By:  /s/  Christopher L. Henson
                                                         ----------------------------------------
                                                     Name: Christopher L. Henson
                                                     Title:   Senior Executive Vice President and
                                                              Chief Financial Officer

                                                     U.S. Bank National Association,
                                                     as Trustee

                                                     By:  /s/ Paul D. Allen
                                                         ----------------------------------------
                                                     Name: Paul D. Allen
                                                     Title:   Vice President

STATE OF        North Carolina                                )
                                                              ) ss.:
COUNTY OF       Forsyth                                       )

         On  August 17                , 2005 before me, the undersigned, a Notary Public in and for the State of
            ------------------------
    NC       , personally appeared Christopher L. Henson  , personally known to me (or proved to me on the
-------------                     -----------------------------
basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that the foregoing instrument is the free act and deed of the entity upon behalf of which such person acted.

         WITNESS my hand and official seal.

         SIGNATURE:           /s/ Vivian A. Thompson              (This area for official notarial seal)
                             ---------------------------------
                             Name:
                             Address:  Winston-Salem, NC 27101

Commonwealth of Massachusetts                                 )
                                                              ) ss.:
COUNTY OF  SUFFOLK                                            )

         On  August 17          , 2005 before me, the undersigned, a Notary Public in and for the
            ------------------------
Commonwealth of Massachusetts, personally appeared Paul D. Allen, Vice President, personally known to me (or proved to me on the
                                                  ---------------
basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that the foregoing instrument is the free act and deed of the entity upon behalf of which such person acted.

         WITNESS my hand and official seal.
                                                     SIGNATURE:         /s/ Rachel M. Sylvia
                                                          -----------------------------------
                                                     (This area for official notarial seal)
                                                     Name:
                                                     Address:

                                                                                                          Exhibit A

Form of Junior Subordinated Debenture.

                                                [Face of Debenture]

This Security is not a deposit or other obligation of a depository institution and is not insured by the Federal
Deposit Insurance Corporation, the Bank Insurance Fund or any other governmental agency.

                                                 BB&T CORPORATION
                             5.85% Junior Subordinated Debentures Due August 18, 2035

Registration No. ___                                                                    Principal Amount:
$515,464,000

         BB&T CORPORATION, a corporation organized and existing under the laws of North Carolina (hereinafter called the "Corporation", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to U.S. Bank National Association, as property trustee of BB&T Capital
Trust I, or registered assigns, the principal sum of Five Hundred Fifteen Million Four Hundred Sixty-Four
Thousand Dollars on August 18, 2035, or such other principal amount represented hereby as may be set forth in the records of the Securities Registrar hereinafter referred to in accordance with the Indenture.  The Corporation further promises to pay interest on said principal sum from  August 18, 2005 or from the most recent Interest
Payment Date to which interest has been paid or duly provided for, semi-annually (subject to deferral as set forth herein) in arrears on February 18 and August 18 of each year, commencing February 18, 2006, at the rate of
5.85% per annum, together with Additional Sums, if any, as provided in Section 10.6 of the Indenture until the principal hereof is paid or duly provided for or made available for payment; provided that any overdue principal, premium or Additional Sums and any overdue installment of interest shall bear Additional Interest at the rate of
5.85% per annum (to the extent that the payment of such interest shall be legally enforceable), compounded semi-annually, from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.  The amount of interest payable for any period less than a full interest period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period.  The amount of interest payable for any full interest period shall be computed by dividing the applicable rate per annum by two.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this
Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record
Date for such interest installment which shall be the date that is 15 days next preceding the Interest Payment
Date.  If an Interest Payment Date is not a Business Day, interest on this Security shall be payable on the next day that is a Business Day, with the same force and effect as if made on such Interest Payment Date, and without any interest or other payment with respect to the delay.  "Business Day" as used hereinabove is a day other than a Saturday, a Sunday or any other day on which banking institutions in Winston-Salem, North Carolina, Wilmington,
Delaware or New York, New York are authorized or required by law or executive order to remain closed), as the case may be, next preceding such Interest Payment Date.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record
Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         So long as no Acceleration Event of Default has occurred and is continuing, the Corporation shall have the right, at any time during the term of this Security, from time to time to defer the payment of interest on this Security for up to 10 consecutive semi-annual interest payment periods with respect to each deferral period
(each an "Extension Period"), during which Extension Periods the Corporation shall have the right to make partial payments of interest on any Interest Payment Date, and at the end of which the Corporation shall pay all interest then accrued and unpaid including any Additional Interest, as provided below; provided, however, that no
Extension Period shall extend beyond the Stated Maturity of the principal of this Security or Redemption Date applicable to this Security, and no such Extension Period may end on a date other than an Interest Payment Date;
and provided, further, however, that during any such Extension Period, the Corporation shall not (i) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any Debt that ranks pari passu in all respects with or junior in interest to this Security, or (ii) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the
Corporation's capital stock (other than (a) repurchases, redemptions or other acquisitions of shares of capital stock of the Corporation in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, in connection with a dividend reinvestment or stockholder stock purchase plan or in connection with the issuance of capital stock of the Corporation (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period, (b) as a result of an exchange or conversion of any class or series of the Corporation's capital stock (or any capital stock of a Subsidiary of the
Corporation) for any class or series of the Corporation's capital stock or of any class or series of the
Corporation's indebtedness for any class or series of the Corporation's capital stock, (c) the purchase of fractional interests in shares of the Corporation's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (d) any declaration of a dividend in connection with any Rights Plan, or the issuance of rights, stock or other property under any Rights Plan, or the redemption or repurchase of rights pursuant thereto, or (e) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock).  Prior to the termination of any such Extension Period, the Corporation may further defer the payment of interest, provided that no Extension Period shall exceed 10 consecutive semi-annual interest payment periods, extend beyond the Stated Maturity of the principal of this Security or Redemption Date applicable to this Security, or (except with respect to a Redemption Date) end on a date other than an Interest Payment Date.
Upon the termination of any such Extension Period and upon the payment of all accrued and unpaid interest and any
Additional Interest then due on any Interest Payment Date, the Corporation may elect to begin a new Extension
Period, subject to the above conditions.  No interest shall be due and payable during an Extension Period, except at the end thereof, but each installment of interest that would otherwise have been due and payable during such
Extension shall bear Additional Interest (to the extent that the payment of such interest shall be legally enforceable) at the rate of 5.85% per annum, compounded semi-annually and calculated as set forth in the first paragraph of this section, from the dates on which amounts would otherwise have been due and payable until paid or made available for payment.  The Corporation shall give the Holder of this Security and the Trustee notice of its election to begin any Extension Period no less than one and in no case more than 15 Business Days prior to the next succeeding Interest Payment Date on which interest on this Security would be payable but for such deferral.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Corporation maintained for that purpose in the City of Winston-Salem, North Carolina, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Corporation payment of interest may be
                          --------  -------
made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the
Securities Register, or (ii) by wire transfer in immediately available funds at such place and to such account as may be designated by the Person entitled thereto as specified in the Securities Register.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto.  Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and
(c) appoints the Trustee his or her attorney-in-fact for any and all such purposes.  Each Holder hereof, by his or her acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holder of Senior Indebtedness, whether now outstanding or hereafter incurred, and waives reliance by each such holder upon said provisions.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

                                                     BB&T CORPORATION

                                                     By:_____________________________________
                                                     Name:
                                                     Title:

Attest:

------------------------------------
[Secretary or Assistant Secretary]

TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

This is one of the Securities of the series
designated therein referred to in the within-
mentioned Indenture.

-------------------------------------
U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:__________________________________
        Authorized Signature

OR

______________________, as Authenticating Agent
for the Trustee

By:_____________________________________
          Authorized Signature

                                              [Reverse of Debenture]

                                                 BB&T Corporation
                             5.85% Junior Subordinated Debentures Due August 18, 2035

         This Security is one of a duly authorized issue of securities of the Corporation (herein called the
"Securities"), issued and to be issued in one or more series under the Junior Subordinated Indenture, dated as of
August 18, 2005 (herein called the "Indenture"), between the Corporation and U.S. BANK NATIONAL ASSOCIATION, a
national banking association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Corporation, the Trustee, the holders of Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.  This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $515,464,000.

         All terms used in this Security that are defined in the Indenture, shall have the meanings assigned to them in the Indenture unless otherwise defined in this Security.

         Subject to any required approval of the Board of Governors of the Federal Reserve System, upon the occurrence and during the continuation of a Tax Event, an Investment Company Event or a Capital Treatment Event
in respect of the Issuer Trust, the Corporation may, at its option, at any time within 90 days of the occurrence and during the continuation of such Tax Event, Investment Company Event or Capital Treatment Event, as the case may be, redeem this Security, in whole but not in part, subject to the terms and conditions of Article XI of the
Indenture, at a redemption price equal to 100% of the principal amount hereof, together, in the case of any such redemption, with accrued interest, including any Additional Interest, to but excluding the date of redemption.

         At any time, the Corporation will have the right to redeem some or all of this Security at a Redemption
Price equal to the greater of: (i) 100% of the principal amount of the Junior Subordinated Debentures being redeemed (plus Additional Interest); or (ii) the present value of scheduled payments of principal and interest from the prepayment date to August 18, 2035, on the Junior Subordinated Debentures being prepaid, discounted to the prepayment date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the sum of (A) the Treasury Rate plus (B) 0.25%, as determined by a Calculation Agent appointed by the Corporation in accordance with the Indenture prior to exercising its right to redeem the Junior
Subordinated Debentures.

         The Securities of this series are not subject to repayment at the option of the Holder hereof.  The
Securities of this series will not be entitled to any sinking fund.

         The Indenture contains provisions for satisfaction and discharge of the entire indebtedness of this
Security upon compliance by the Corporation with certain conditions set forth in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the Corporation and the Trustee at any time to enter into a supplemental indenture or indentures for the purpose of modifying in any manner the rights and obligations of the Corporation and of the Holders of the Securities, with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series to be affected by such supplemental indenture. The Indenture also contains provisions permitting Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all
Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         If an Acceleration Event of Default, as defined in the Indenture, with respect to the Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series shall become or may be declared due and payable to the extent, in the manner and with the effect provided in the
Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, including any Additional Interest, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this
Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Corporation maintained under Section 10.2 of the Indenture for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the
Securities Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series, of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities of this series are issuable only in registered form without coupons in denominations of
$1,000 and any integral multiple of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the
Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Corporation and, by its acceptance of this Security or a beneficial interest therein, the Holder of, and any Person that acquires a beneficial interest in, this Security agree that for United States Federal, state and local tax purposes it is intended that this Security constitute indebtedness.

         This Security shall be governed by the and construed in accordance with the laws of the State of New
York.

         IF THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINBEFORE REFERRED
TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY, THIS SECURITY IS
EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE
ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED, EXCEPT IN THE
LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.